Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Conor McCarthy, Chief Financial Officer of Ideanomics, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 30, 2023.	By:	/s/ Stephen E. Johnston
	Name:	Stephen E. Johnston
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to Ideanomics, Inc. and will be retained by Ideanomics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.